UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2008

PrimeEnergy Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7406	84-0637348
(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 358-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with comments received from the Securities and Exchange Commission (“Commission”) and upon a review and assessment by management and our Audit Committee, on November 12, 2008, it was concluded that certain of the Company’s previously issued financial statements will be restated. As a result of the restatement, the previously issued financial statements covering the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, and the interim periods for the three months ended March 31, 2008 and June 30, 2008, should no longer be relied upon.

The restatements will provide further detail of the change in accounting method from proportionate consolidation of partnerships that the Company controls to the full consolidation method and the recognition of gain on the sale of assets to a partnership in which the Company retained a twenty percent non-controlling interest. The change in consolidation method is not expected to have an impact on our net income for the periods to be restated and the following table summarizes the anticipated impact of the restatement related to the recognition of gain on the sale of assets to the non-controlled partnership on our net income for the periods effected:

PRIMEENERGY CORPORATION and SUBSIDIARIES

	As Reported	Adjustment	As Restated
Net income for the year ended December 31, 2005	$25,955,000	(2,351,000)	$23,604,000
Net income for the year ended December 31, 2006	$18,300,000	408,000	$18,708,000
Net income for the year ended December 31, 2007	$7,590,000	330,000	$7,920,000
Net income for the three months ended March 31, 2008	$2,621,000	110,000	$2,731,000
Net income for the six months ended June 30, 2008	$6,549,000	198,000	$6,747,000

As a result of the foregoing matters, our Audit Committee has directed the Company to prepare and file an amended Form 10-K for the fiscal year ended December 31, 2007 and amended Form 10-Qs for the quarterly periods ended March 31, 2008, and June 30, 2008, which include a restatement of our financial statements for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007 and the interim periods for the three month periods ended March 31, 2008, and June 30, 2008, to reflect the revisions described herein. The Company will file such amendments as soon as their responses to the Commission’s comments have been approved by the Commission, the Company completes its analysis and its independent registered public accountants complete their review procedures and audit work with respect to the Form 10-K.

Our principal executive officer, principal financial officer and members of our Audit Committee have discussed these matters internally and with our independent registered public accountants. As a result of the anticipated restatement, the previously issued financial statements and related reports of independent registered public accountants for the corresponding periods should no longer be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimeEnergy Corporation

Date: November 14, 2008	By:	/s/ BEVERLY A. CUMMINGS
Beverly A. Cummings Executive Vice President, The Principal Financial Officer

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